The Glenmede Fund, Inc.
1650 Market Street
Suite 4000
Philadelphia, PA 19103
November 10, 2026
Dear Shareholder:
The Board of your Glenmede portfolio, the Equity Income Portfolio (the “Target Portfolio”), has approved the reorganization of your portfolio into another Glenmede portfolio, Disciplined U.S. Equity Income Portfolio (the “Destination Portfolio”). The reorganization is expected to occur on or about January 8, 2027. Upon completion of the reorganization, you will become a shareholder of the Destination Portfolio, and you will receive shares of the Destination Portfolio equal in value to your shares of your Target Portfolio.
The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed combined Information Statement/Prospectus, which contains information about the Destination Portfolio, including its investment objective, strategies, risks, performance, fees and expenses.
The Board of your Target Portfolio has unanimously approved the reorganization and believes the reorganization is in the best interests of your Target Portfolio and its shareholders.
If you have any questions, please call 1-215-419-6662. Thank you for your investment in the Glenmede portfolios.
Sincerely,
/s/ Elizabeth A. Eldridge
Elizabeth A. Eldridge
President of The Glenmede Fund, Inc.

COMBINED INFORMATION STATEMENT
OF
THE GLENMEDE FUND, INC.
on behalf of its Series:
Equity INcome portfolio
(The “Target Portfolio”)
AND
PROSPECTUS
OF
THE GLENMEDE FUND, INC.
on behalf of its Series:
disciplined U.S. equity INCOME Portfolio
(The “Destination Portfolio”)
The address and telephone number of each Portfolio is:
1650 Market Street
Suite 4000
Philadelphia, PA 19103
1-215-419-6662
Shares of the Destination Portfolio have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this Combined Information Statement/Prospectus. Any representation to the contrary is a criminal offense.
An investment in the Target Portfolio or Destination Portfolio (each sometimes referred to herein as a “Portfolio”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolios.
This Combined Information Statement/Prospectus sets forth information about the Destination Portfolio that an investor ought to know before investing. Please read this Combined Information Statement/Prospectus carefully before investing and keep it for future reference.

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INTRODUCTION
This combined information statement and prospectus, dated November 10, 2026 (the “Information Statement/Prospectus”), is being furnished in connection with the reorganization of Equity Income Portfolio (the “Target Portfolio”) into Disciplined U.S. Equity Income Portfolio (the “Destination Portfolio”) (the “Reorganization”). This Information Statement/Prospectus is being mailed to shareholders of the Target Portfolio on or about November 10, 2026.
The Target Portfolio and Destination Portfolio (each a “Portfolio” and, together, the “Portfolios”) are each a separate series of The Glenmede Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation.
The Board of Directors of the Company (the “Board”) has determined that the Reorganization is in the best interests of the Target Portfolio and Destination Portfolio and will not dilute the interests of the existing shareholders of either Portfolio. A copy of the form of Agreement and Plan of Reorganization (the “Plan”) for the Reorganization is attached to this Information Statement/Prospectus as Exhibit A.
THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATIONAL PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.
The following table indicates the corresponding shares of the Destination Portfolio that a Target Portfolio shareholder will receive in the Reorganization.

Target Portfolio	Destination Portfolio
Equity Income Portfolio	Disciplined U.S. Equity Income Portfolio

Please read this Information Statement/Prospectus, including Exhibit A, carefully.
The date of this Information Statement/Prospectus is November 10, 2026.

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For more complete information about each Portfolio, please read each Portfolio’s prospectus and statement of additional information, as they may be amended and/or supplemented. Each Portfolio’s prospectus and statement of additional information, and other additional information about each Portfolio, has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Find More Information” below.
Where to Get More Information

Each Portfolio’s current summary prospectus(es), prospectus(es) and statement of additional information, including any applicable supplements thereto.
On file with the SEC (http://www.sec.gov) (File Nos.
33-22884 and 811-05577) and available at no charge by calling the Portfolios’ telephone number: 1-215-419-6662 or visiting the Portfolios’ website at www.glenmedeim.com.

Each Portfolio’s most recent annual and semi-annual reports to shareholders.
On file with the SEC (http://www.sec.gov) (File No.
811-05577) and available at no charge by calling the Portfolios’ telephone number: 1-215-419-6662 or by visiting the Portfolios’ website at www.glenmedeim.com.

A statement of additional information for this Information Statement/Prospectus, dated November 10, 2026 (the “SAI”). The SAI contains additional information about the Target Portfolio and the Destination Portfolio.

On file with the SEC (http://www.sec.gov) (File No.
33-22884) and available at no charge by calling the Portfolios’ telephone number: 1-215-419-6662. The SAI is incorporated by reference into this Information Statement/Prospectus.

To ask questions about this Information Statement/Prospectus, call the following telephone number: 1-215-419-6662.

The Target Portfolio’s prospectus, dated February 28, 2026, as supplemented, and statement of additional information, dated February 28, 2026, (File Nos. 33-22884 and 811-05577), are incorporated by reference into this Information Statement/Prospectus.
The Portfolios’ Annual Reports to shareholders dated October 31, 2025, and Semi-Annual Reports to shareholders dated April 30, 2026 (File No 811-05577), are incorporated by reference into this Information Statement/Prospectus.
The Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. You may lose money by investing in the Portfolios.
The securities offered by this Information Statement/Prospectus have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

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QUESTIONS AND ANSWERS
For your convenience, we have provided a brief overview of the Reorganization. Additional information is contained elsewhere in this Information Statement/Prospectus and the Plan, a form of which is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A, and the Destination Portfolio’s prospectus (please see “Where to Get More Information” above for instructions on where to find this prospectus) carefully for more complete information.
How Will the Reorganization Work?
•
On the closing date of the Reorganization, expected to be on or about January 8, 2027, (the “Closing Date”), the Target Portfolio will transfer all of its property and assets to the Destination Portfolio. In exchange, the Destination Portfolio will assume all of the liabilities of the Target Portfolio and issue shares to the Target Portfolio, as described below.

•
The Destination Portfolio will issue a number of its shares to the Target Portfolio on the Closing Date having an aggregate net asset value equal to the aggregate net asset value of the Target Portfolio’s shares.

•
Shares of the Destination Portfolio corresponding to shares of the Target Portfolio will then be distributed on the Closing Date to the Target Portfolio’s shareholders in complete liquidation of the Target Portfolio in proportion to the relative net asset value of each shareholder’s holdings of shares of the Target Portfolio. Therefore, on the Closing Date, upon completion of the Reorganization, a Target Portfolio shareholder will hold shares of the Destination Portfolio having the same aggregate net asset value as the Target Portfolio shares held by that shareholder immediately prior to the Reorganization. The net asset value attributable to shares of the Target Portfolio will be determined using the Target Portfolio’s valuation policies and procedures and the net asset value attributable to shares of the Destination Portfolio will be determined using the Destination Portfolio’s valuation policies and procedures. The assets of the Target Portfolio and the Destination Portfolio are valued using the same valuation policies and procedures.

•	The Target Portfolio will be terminated after the Closing Date.
•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.
•
Following the Reorganization, shareholders of the Target Portfolio will be subject to the fees and expenses of the Destination Portfolio. Please see “Why did the Directors Approve the Reorganization?” and “How do the Target Portfolio and the Destination Portfolio compare?” below for a further discussion of fees and expenses.

•
Glenmede Investment Management LP (“Glenmede” or “Advisor”) is the investment adviser to the Target Portfolio and Destination Portfolio. Following the Reorganization, Glenmede will continue to act as investment adviser to the Destination Portfolio.

What are the Federal Income Tax Consequences of the Reorganization?
The exchange of Target Portfolio shares for Destination Portfolio shares in the Reorganization is not expected to result in income, gain or loss being recognized for federal income tax purposes by a Target Portfolio shareholder. The Reorganization generally is not expected to result in the recognition of gain or loss for federal income tax purposes by the Target Portfolio or Destination Portfolio. Please see “What are the Federal Income Tax Consequences of the Reorganization?” below for a further discussion of the tax consequences.
Why did the Directors Approve the Reorganization?
Glenmede proposed the Reorganization to the Board because the Target Portfolio and the Destination Portfolio have identical investment objectives, are managed by the same portfolio management team and, following recent changes to the Target Portfolio’s principal investment strategies, pursue substantially similar investment strategies. Maintaining two Portfolios with overlapping U.S. equity income exposure is duplicative. Glenmede believes that combining the Portfolios will streamline the Company’s mutual fund lineup, eliminate this overlap, and create a single, larger Portfolio that may achieve greater economies of scale and operational efficiencies than either Portfolio could achieve on its own.

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The Board of the Target Portfolio, including all of the Directors who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Portfolios or Glenmede (the “Independent Directors”), after careful consideration, unanimously approved the Reorganization with respect to the Target Portfolio, as they determined it is in the best interests of the Target Portfolio and will not dilute the interests of the existing shareholders of the Target Portfolio. The Board also serves as the Board of the Destination Portfolio. The Board, including all of the Independent Directors, also unanimously approved the Reorganization with respect to the Destination Portfolio. The Board determined that the Reorganization is in the best interests of the Destination Portfolio and that the interests of the Destination Portfolio’s shareholders will not be diluted as a result of the Reorganization.
In approving the Reorganization of the Target Portfolio, the Board considered, among other things, (i) that the Portfolios have identical investment objectives and similar principal investment strategies and target similar capitalization ranges, (ii) that the Portfolios have substantially similar investment policies and identical fundamental investment limitations; (iii) that the management fees and net expense ratio are the same for the Target Portfolio and the Destination Portfolio, (iv) that the Reorganization is expected provide increased economies of scale to shareholders of the Target Portfolio and the Destination Portfolio, (v) that the Reorganization is expected to be free from federal income taxes to current shareholders and the Target Portfolio and the Destination Portfolio, and (vi) all fees and expenses that are solely and directly related to the Reorganization shall be paid by the Advisor, except that brokerage and other portfolio transaction costs, made in connection with the Reorganization will be borne by the combined Destination Portfolio. Such portfolio transaction costs are estimated to be approximately $7,400 in the aggregate, and $0.007 per share, assuming approximately 30% of the combined Destination Portfolio’s portfolio (approximately $5.00 million of securities from the Target Portfolio) is repositioned, based on the Portfolios’ net assets and shares outstanding as of September 30, 2026. The actual transaction costs may be higher or lower than these estimates, depending on market conditions and portfolio holdings at the time of the sales. Please see “Reasons for the Reorganization” in the description of the Reorganization for additional information regarding the Board’s considerations.
How do the Target Portfolio and the Destination Portfolio compare?
There are similarities between the Portfolios, as well as certain differences, including:
•
Investment Manager and Portfolio Managers. Each Portfolio is managed by Glenmede. Vladimir de Vassal, CFA, Paul T. Sullivan, CFA, Alexander R. Atanasiu, CFA, and Ruohao Chen, CFA are the portfolio managers responsible for the day-to-day management of the Target Portfolio. Vladimir de Vassal, CFA, Paul T. Sullivan, CFA, Alexander R. Atanasiu, CFA are the portfolio managers responsible for the day-to-day management of the Destination Portfolio. Further information about the portfolio managers responsible for the day-to-day management of the Destination Portfolio can be found in the section “Additional Information About Management of the Portfolio.”

•
Investment Objective. Both the Target Portfolio and Destination Portfolio have the investment objective that seeks a high level of current income and long-term growth of capital consistent with reasonable risk to principal,

•
Investment Strategy. Under normal circumstances, the Target Portfolio will invest at least 80% of its net assets (including borrowings for investment purposes) in income-producing equity securities, such as common and preferred stocks. The Advisor considers preferred stock to be a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should the issuer be liquidated. The Target Portfolio also primarily invests in U.S. large cap companies with market capitalizations, at the time of purchase, within the range of any stock in either the Russell 1000® Index or the S&P 900® Index, and that have a dividend yield above the S&P 500® Index at the time of purchase. The Advisor gives additional consideration to the expected future growth rate of such dividends. As of June 30, 2026, the market capitalization of the companies in the Russell 1000® Index was between approximately $784 million and $4.8 trillion. As of June 30, 2026, the market capitalization of the companies in the S&P 900® Index was between approximately $1.8 billion and $4.8 trillion. The Advisor uses a combination of quantitative and fundamental research to select securities. The Advisor uses a quantitative proprietary multi-factor computer model which identifies a list of attractive securities using such variables as return of capital, dividend growth, payout ratio and earnings trends, and then applies fundamental research to select which securities to buy and sell for this Portfolio.

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The Destination Portfolio, using factor-based analysis, under normal market circumstances, invests at least 80% of the value of its net assets (including borrowings for investment purposes) in income-producing common stocks of large cap companies tied economically to the U.S. The Advisor considers a company to be tied economically to the U.S. if the company: 1) is organized under the laws of the U.S., 2) maintains its principal place of business in the U.S., 3) is traded principally in the U.S. or 4) at the time of purchase, is included in a U.S. equity index managed by S&P Global Ratings or FTSE Russell. Large cap companies include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the Russell 1000® Value Index. That capitalization range was $784 million to $4.2 trillion as of June 30, 2026.
The Advisor uses proprietary multi-factor computer models to select stocks that the models identify as undervalued. These computer models rank securities based on certain criteria, including price in relation to earnings, cash flow and assets, and material sustainability-related criteria. In addition, the Portfolio will limit its selection universe to stocks with a material dividend yield at the time of purchase. As sustainability-related information is just one investment criterion, sustainability-related considerations are generally not solely determinative in any investment decision made by the Advisor. The Portfolio may actively trade its securities to achieve its principal investment strategies.
•	Fundamental Investment Policies. The Target Portfolio and the Destination Portfolio have identical fundamental investment policies.
•
Principal Risks. The Portfolios are both subject to market risk and dividend paying security risk as principal risks. An investment in the Target Portfolio is also subject to preferred stock risk as a principal risk. An investment in the Destination Portfolio is also subject to value style risk, frequent trading risk, tax managed risk, investment style risk, sector risk and financials sector risk as principal risks. For more information, please see “Comparison of Principal Risks of Investing in the Portfolios” below.

•
Performance. The Destination Portfolio has shown similar or stronger absolute and relative performance (on a gross of fees basis), as measured by peer group rankings, versus the Target Portfolio for the measured periods.

•
Management Fee and Net Expenses. Each Portfolio pays a management fee of 0.55% of its average daily net assets, and the combined Destination Portfolio will pay the same management fee following the Reorganization. However, the Portfolios’ total annual fund operating expenses before fee waivers and/or expense reimbursements (“gross expenses”) differ. For the period ended September 30, 2026, the gross expenses of the Target Portfolio and the Destination Portfolio were 1.28% and 3.14%, respectively, of average daily net assets. The pro forma gross expenses of the combined Destination Portfolio are estimated to be 1.42%. Under a contractual expense limitation agreement, the Advisor has agreed to waive its fees and/or reimburse expenses so that each Portfolio’s total annual fund operating expenses (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) do not exceed 0.85% of average daily net assets. As a result, the net expenses of the Target Portfolio, the Destination Portfolio and the combined Destination Portfolio (pro forma) are each 0.85%. The expense limitation agreement will continue until at least February 28, 2028. It may not be terminated before that date without the approval of the Board, and the Advisor may discontinue it at any time after that date. If the agreement is not continued after February 28, 2028, shareholders of the combined Destination Portfolio would bear the full amount of the Portfolio’s operating expenses. Based on the pro forma figures above, that would increase total annual fund operating expenses from 0.85% to approximately 1.42% of average daily net assets, which would reduce shareholders’ investment returns. Please see “The Portfolios’ Fees and Expenses” below for more information.

•
Expense Limitation Arrangements. The Portfolios have the same expense limitation arrangement through February 28, 2028 to waive fees and/or reimburse expenses to the extent that the Portfolio’s annual total operating expenses exceed 0.85% of the Portfolio’s average daily net assets.

Portfolio expenses may be higher following the expiration of these expense limitation arrangements.

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Am I being asked to vote on anything?
Shareholder approval of the Reorganization is not required. The Company’s Articles of Incorporation and state law governing the Company do not require shareholder approval for fund reorganizations. Likewise, Rule 17a-8 under the 1940 Act does not require shareholder approval of reorganizations involving affiliated funds, so long as certain criteria are met. The Board determined that the criteria are met in this case, and that shareholder approval is not required for the Reorganization.
Who Bears the Expenses Associated with the Reorganization?
It is anticipated that the total cost of the Reorganization, including, but not limited to, legal fees and the preparing, printing and mailing of this Information Statement/Prospectus, will be approximately $125,000. These costs of the Reorganization will be paid by the Advisor. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the combined Destination Portfolio. The Advisor estimates that such portfolio transaction costs will be approximately $7,400 in the aggregate, and $0.007 per share, assuming approximately 30% of the combined Destination Portfolio’s portfolio (approximately $5.00 million of securities from the Target Portfolio) is repositioned, based on the Portfolios’ net assets and shares outstanding as of September 30, 2026. Please see “Portfolio Securities” for additional information regarding brokerage costs.
What are the Federal Income Tax Consequences of the Reorganization?
As a condition to the closing of the Reorganization, the Target Portfolio and the Destination Portfolio must receive an opinion of Faegre Drinker Biddle & Reath LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor the Destination Portfolio nor, in general, the Target Portfolio will recognize gain or loss as a direct result of the Reorganization of the Target Portfolio, and that the aggregate tax basis of the Destination Portfolio shares that you receive in the Reorganization will equal the aggregate tax basis of the Target Portfolio shares that you surrender in the Reorganization. However, in order to maintain its qualification for tax treatment as a regulated investment company and avoid fund-level taxes, the Target Portfolio will declare and pay a distribution to its shareholders shortly before the Reorganization that, together with all previous dividends for the taxable year, is intended to have the effect of distributing all of its net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to the dividends-paid deduction), if any, and all of its net tax-exempt income, if any, for the taxable year ending on the Closing Date. If you hold shares in the Target Portfolio when it makes such a distribution, the distribution may change the amount, timing and character of taxable income that you realize in respect of your Target Portfolio shares as compared to the amount, timing and character of income you would have realized had the Reorganization not occurred. The Destination Portfolio may make a comparable distribution to its shareholders shortly before the Reorganization. In addition, following the Reorganization, the Destination Portfolio will declare and pay to its shareholders, for the taxable year in which the Reorganization occurs, a distribution of any remaining income and gains from such taxable year. All such distributions generally will be taxable to shareholders. For more information, see “Tax Status of The Reorganization” in this Information Statement/Prospectus.
Who do I call if I have questions?
If you need more information or have any questions about the Reorganization, please call the Company telephone number at 1-215-419-6662.

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REORGANIZATION
THE GLENMEDE FUND, INC.
on behalf of its Series:
Equity INcome portfolio
(The “Target Portfolio”)
AND
disciplined U.S. equity INCOME Portfolio
(The “Destination Portfolio”)
Summary
The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Prospectus. Exhibit A is the form of Plan. For a discussion of the terms of the Plan, please see the section entitled “Terms of the Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus.
The Reorganization does not require approval by shareholders of the Target Portfolio or Destination Portfolio.
In the Reorganization, the Destination Portfolio will issue a number of its shares to the Target Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Target Portfolio’s shares.
Both the Target Portfolio and the Destination Portfolio are managed by Glenmede. The Target Portfolio and the Destination Portfolio have identical investment objectives, utilize compatible principal investment strategies, and have substantially similar related risks. The tables below provide a comparison of certain features of the Portfolios.
At a high level, both Portfolios invest primarily in income-producing equity securities of large-cap U.S. companies and use quantitative investment processes that consider dividend characteristics in selecting investments. The Portfolios differ principally in the types of equity securities in which they may invest and the criteria and investment processes used by the Advisor to select securities. In particular, the Target Portfolio may invest in common and preferred stocks and uses a combination of quantitative and fundamental research, while the Destination Portfolio invests in common stocks of companies tied economically to the U.S. and uses a factor-based investment approach. These and other differences in the Portfolios’ principal investment strategies are described in more detail in the table below.
In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Portfolio and the Target Portfolio.
Comparison of Equity Income Portfolio and
Disciplined U.S. Equity Income Portfolio

	Target Portfolio Equity Income Portfolio	Destination Portfolio Disciplined U.S. Equity Income Portfolio
Investment objective	A high level of current income and long-term growth of capital consistent with reasonable risk to principal.
Principal investment strategies
The Portfolio invests, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in income-producing equity securities, such as common and preferred stocks. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should the issuer

Using factor-based analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in income-producing common stocks of large cap companies tied economically to the U.S. The Advisor considers a company to be tied economically to the U.S. if the company: 1) is

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	Target Portfolio Equity Income Portfolio	Destination Portfolio Disciplined U.S. Equity Income Portfolio

be liquidated. The Portfolio primarily invests in U.S. large cap companies with market capitalizations, at the time of purchase, within the range of any stock in either the Russell 1000® Index or the S&P 900® Index, and that have a dividend yield above the S&P 500® Index at the time of purchase. Additional consideration is given to the expected future growth rate of such dividends. As of June 30, 2026, the market capitalization of the companies in the Russell 1000® Index was between approximately $784 million and $4.8 trillion. As of June 30, 2026, the market capitalization of the companies in the S&P 900® Index was between approximately $1.8 billion and $4.8 trillion.
The Advisor uses a combination of quantitative and fundamental research to select securities. The Advisor uses a quantitative proprietary multi-factor computer model which identifies a list of attractive securities using such variables as return of capital, dividend growth, payout ratio and earnings trends, and then applies fundamental research to select which securities to buy and sell for this Portfolio.

organized under the laws of the U.S., 2) maintains its principal place of business in the U.S., 3) is traded principally in the U.S. or 4) at the time of purchase, is included in a U.S. equity index managed by S&P Global Ratings (“S&P”) or FTSE Russell (“Russell”). Large cap companies include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the Russell 1000® Value Index. That capitalization range was $784 million to $4.2 trillion as of June 30, 2026.
The Advisor uses proprietary multi-factor computer models to select stocks that the models identify as undervalued. These computer models rank securities based on certain criteria, including price in relation to earnings, cash flow and assets, and material sustainability-related criteria. In addition, the Portfolio will limit its selection universe to stocks with a material dividend yield at the time of purchase. As sustainability-related information is just one investment criterion, sustainability-related considerations are generally not solely determinative in any investment decision made by the Advisor. The Portfolio may actively trade its securities to achieve its principal investment strategies.

Investment manager	Glenmede Investment Management LP
Portfolio managers
Vladimir de Vassal, CFA - Portfolio Manager of the Portfolio since July 2026
Alexander R. Atanasiu, CFA - Portfolio Manager of the Portfolio July 2026
Paul T. Sullivan, CFA - Portfolio Manager of the Portfolio since July 2026
Ruohao Chen, CFA - Portfolio Manager of the Portfolio since July 2026

Vladimir de Vassal, CFA - Portfolio Manager of the Portfolio since November 2017
Alexander R. Atanasiu, CFA - Portfolio Manager of the Portfolio since November 2017
Paul T. Sullivan, CFA - Portfolio Manager of the Portfolio since November 2017

The Portfolios’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolios.

Net assets (as of September 30, 2026)	Approximately $13 million	Approximately $2.7 million

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Class of Shares, Fees and Expenses

	Target Portfolio Equity Income Portfolio	Destination Portfolio Disciplined U.S. Equity Income Portfolio
Portfolio Shares
Shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Shares for the Target Portfolio and the Destination Portfolio each have a 0.20% shareholder servicing fee. These services include aggregating and processing purchase and redemption requests from shareholders and transmitting purchase and redemption orders to the transfer agent; providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Portfolio on behalf of shareholders; providing information periodically to shareholders showing their positions; arranging for bank wires; responding to shareholders’ inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by shareholders or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; or providing such other similar services as may be reasonably requested.

Management fees
Glenmede receives compensation, calculated daily and paid monthly, from each Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.55%.
For the fiscal year ended October 31, 2025, the Target Portfolio and Destination Portfolio paid management fees of 0.55% of each Portfolio’s average daily net assets.

Fee waiver and expense limitations
The Advisor has contractually agreed to waive and/or reimburse expenses to the extent that the Target Portfolio and Destination Portfolio’s annual total operating expenses exceed 0.85% of such Portfolio’s average daily net assets (excluding Target Portfolio fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements, which may not be terminated without the approval of the Board, until at least February 28, 2028. Shareholders will be notified if these waivers and/or reimbursements are discontinued after that date.

For a comparison of the gross and net expenses of the Portfolios, please see the class fee tables in “The Portfolios’ Fees and Expenses” below.

Comparison of Principal Risks of Investing in the Portfolios
All investments carry a certain amount of risk and the Portfolios cannot guarantee that they will achieve their investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result.
Each risk summarized below is considered a “principal risk” of investing in the applicable Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions and other factors. An investment in each of the Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The following is a description of principal risks of investing in each Portfolio.
Each Portfolio is subject to the following principal risks:
•
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio may underperform other types of securities. Stocks in larger companies may underperform relative to and may not be able to respond as quickly to business risks and opportunities as smaller companies. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. Natural disasters, climate change, public health emergencies (including pandemics and epidemics), war, military

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conflict, terrorism, tariffs, cybersecurity incidents and other unforeseeable global events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Portfolio cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Portfolio’s investments.
•
Dividend Paying Security Risk: Income provided by the Portfolio may be affected by changes in the dividend policies of the companies in which the Portfolio invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. Dividend paying securities can fall out of favor with the market, causing the Portfolio during such periods to underperform funds that do not focus on dividends.

The Target Portfolio is subject to the following additional principal risks:
•
Preferred Stock Risk: Preferred stock generally does not exhibit as great a potential for appreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of preferred and common stock owners. Preferred stock may also be subject to optional or mandatory redemption provisions.

The Destination Portfolio is subject to the following additional principal risks:
•
Value Style Risk: Although the Portfolio invests in stocks the Advisor believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower. In addition, the value investment style can shift into and out of favor with investors, depending on market and economic conditions. As a result, the Portfolio may at times outperform or underperform other funds that invest more broadly or employ a different investment style.

•
Frequent Trading Risk: A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.

•
Tax Managed Risk: The Portfolio uses various investment methods in seeking to reduce the impact of Federal and state income taxes on shareholders’ returns. As a result, the Portfolio may defer the opportunity to realize gains.

•	Investment Style Risk: The Portfolio invests in securities that the Advisor believes are reasonably priced. There is no guarantee that the prices of these securities will not move even lower.
•
Sector Risk: To the extent that the Portfolio has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Portfolio may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

•
Financials Sector Risk: To the extent that the financials sector represents a significant portion of the Portfolio’s assets, the Portfolio will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.

The Portfolios’ Fees and Expenses
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of a Portfolio. The purpose of the tables below is to assist you in understanding the various costs and expenses of investing in common shares of the Portfolios. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

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The fees and expenses for the Target Portfolio and Destination Portfolio in the tables appearing below are based on the fees and expenses for the 12-month period ended September 30, 2026, assuming the Reorganization had taken place on September 30, 2026. The table also shows the pro forma expenses of the combined Destination Portfolio after giving effect to the Reorganization based on pro forma net assets as of September 30, 2026. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Target Portfolio	Destination Portfolio	Combined Destination Portfolio (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.55%	0.55%	0.55%
Other Expenses	0.73%	2.59%	0.87%(1)
Total Annual Fund Operating Expenses	1.28%	3.14%	1.42%
Fee waiver and/or expense reimbursement(2)	(0.43%)	(2.29%)	(0.57%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.85%	0.85%	0.85%

(1)
Other expenses are based on estimates for the current fiscal year. Actual expenses may differ from estimates. The combined Destination Portfolio’s estimated Other Expenses (0.87%) and total annual fund operating expenses before fee waivers and/or expense reimbursements (1.42%) are higher than the Target Portfolio’s Other Expenses (0.73%) and total annual fund operating expenses (1.28%), respectively. However, as described in footnote (2), the combined Destination Portfolio’s net expenses will be limited to 0.85% of average daily net assets through at least February 28, 2028.

(2)
The Advisor has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Portfolio’s annual total operating expenses exceed 0.85% of the Portfolio’s average daily net assets (excluding Target Portfolio fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2028 and may discontinue this arrangement at any time thereafter. This contractual fee waiver agreement may not be terminated before February 28, 2028 without the approval of the Company’s Board. If the arrangement is not extended beyond February 28, 2028, the combined Destination Portfolio’s net expenses could increase, which would reduce shareholder returns.

Examples
The hypothetical example below helps you compare the cost of investing in each Portfolio. The example assumes that:
•	you invest $10,000 in each Portfolio;
•	you reinvest all dividends and distributions without a sales charge;
•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;
•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of a Portfolio’s future performance); and
•	each Portfolio’s operating expenses remain the same except that fee waivers and/or expense reimbursements are reflected for the period shown in the table.

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Costs are the same whether you redeem at the end of the period or not. Pro forma expenses are included assuming the consummation of the Reorganization of the Target Portfolio. The example is for comparison purposes only and is not a representation of any Portfolio’s actual expenses or returns, either past or future. As actual return and expenses will be different, the example is for comparison only.

Number of Years You Own Your Shares	Target Portfolio	Destination Portfolio	Combined Destination Portfolio (Pro Forma)
Year 1	$87	$87	$87
Year 3	$363	$753	$393
Year 5	$661	$1,444	$722
Year 10	$1,507	$3,288	$1,653

The Portfolios’ Past Performance
The bar charts and tables below provide some indication of the risks of investing in the Portfolios. The bar charts shows how the performance of the Target Portfolio and the Destination Portfolio has varied from year to year. The tables show how the Portfolios’ average annual total returns for one year, five years and since inception compare to those of selected market indices. The Destination Portfolio’s primary broad-based index is the Russell 1000® Index while the Target Portfolio’s is the S&P 500® Index. Each Portfolio’s past performance, before taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmedeim.com or by calling 1-215-419-6662.

During the periods shown in the bar chart, the highest quarterly return was 18.45% (for the quarter ended June 30, 2020) and the lowest quarterly return was -22.42% (for the quarter ended March 31, 2020).
After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

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Average Annual Total Returns (for the periods ended December 31, 2025)

	Past 1 Year	Past 5 Years	Since Inception (December 21, 2016)
Return Before Taxes	10.22%	9.47%	9.81%
Return After Taxes on Distributions	6.56%	7.38%	8.35%
Return After Taxes on Distributions and Sale of Fund Shares[1]	8.71%	7.32%	7.82%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.91%
Russell 1000® Value Index[2]	15.91%	11.33%	9.61%
Morningstar Large Value Average[3]	14.97%	11.69%	10.05%

[1]
In certain cases, the Return After Taxes on Distribution and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

[2]	The Russell 1000® Value Index is provided so that investors may compare the performance of the Portfolio to another well-known index for large cap stocks.
[3]
The Morningstar Large Value Average is provided so that investors may compare the performance of the Portfolio with the performance of a peer group of funds that Morningstar, Inc. considers similar to the Portfolio.

During the periods shown in the bar chart, the highest quarterly return was 18.54% (for the quarter ended June 30, 2020) and the lowest quarterly return was -32.13% (for the quarter ended March 31, 2020).
After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

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Average Annual Total Returns (for the periods ended December 31, 2025)

	Past 1 Year	Past 5 Years	Since Inception (November 13, 2017)
Return Before Taxes	14.96%	11.13%	8.31%
Return After Taxes on Distributions	12.93%	9.58%	7.18%
Return After Taxes on Distributions and Sale of Fund Shares	10.29%	8.69%	6.53%
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.34%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	9.77%
Morningstar Large Value Average[2]	14.97%	11.69%	10.49%

[1]	The Russell 1000® Index is provided so that investors may compare the performance of the Portfolio with the performance of a broad-based index that represents the overall domestic equity market.
[2]
The Morningstar Large Value Average is provided so that investors may compare the performance of the Portfolio with the performance of a peer group of funds that Morningstar, Inc. considers similar to the Portfolio.

The after-tax returns in the charts above are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns may depend on the investor’s individual tax situation and may differ from those shown. After tax returns may not be relevant if the investment is made through a tax exempt or tax deferred account such as a 401(k) plan.
Portfolio Turnover
Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Portfolio’s performance. During the Target Portfolio’s most recent fiscal year ended October 31, 2025, the Portfolio’s turnover rate was 15% of the average value of the Target Portfolio. During the Destination Portfolio’s most recent fiscal year ended October 31, 2025, the Portfolio’s turnover rate was 86% of the average value of the Destination Portfolio.
Reasons for the Reorganization
At a meeting held on September 9, 2026, the Board of the Target Portfolio, including its Independent Directors, has unanimously determined that the Reorganization would be in the best interests of the Target Portfolio and would not dilute the interests of the existing shareholders of the Target Portfolio. The same Board oversees the Destination Portfolio, and both the full Board and the Independent Directors also have unanimously determined that the Reorganization would be in the best interests of the Destination Portfolio and would not dilute the interests of the existing shareholders of the Destination Portfolio. The Board believes that the proposed Reorganization will be advantageous to the shareholders of each Portfolio. In determining whether to approve the Reorganization, the Directors considered the potential impact of the Reorganization on the Portfolios’ shareholders and a variety of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board recognized that a majority of shareholders in each Portfolio are clients of Glenmede Trust Company, N.A. (“Glenmede Trust”), the parent company of the Advisor. As a result, the Advisor is subject to conflicts of interests and may be incentivized to propose the Reorganization because it will result in operational efficiencies for the Advisor and the Portfolios. Nonetheless, the Board believes that the Reorganization is in the best interest of shareholders and will not dilute existing shareholders of either Portfolio. The Directors based their determinations on the considerations set forth below, among others, although they did not identify any consideration or particular item of information that was controlling of their determinations and each Director may have attributed different weights to the various factors.

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General Considerations
•
The Directors considered the following: (i) that the Portfolios have identical investment objectives and similar principal investment strategies and target similar capitalization ranges, (ii) that the Portfolios have substantially similar investment policies and identical fundamental investment limitations; (iii) that the management fees and net expense ratio are the same for the Target Portfolio and the Destination Portfolio, (iv) that the Reorganization is expected to provide increased economies of scale to shareholders of the Target Portfolio and the Destination Portfolio, (v) that the Reorganization is expected to be free from federal income taxes to current shareholders and the Target Portfolio and the Destination Portfolio, (vi) that all fees and expenses that are solely and directly related to the Reorganization will be paid by the Advisor, and (vii) that the Reorganization will streamline the Company’s mutual fund lineup and eliminate overlap in U.S. equity income exposure.

Fees and Expenses
•
The Directors assessed the information that was provided in advance of the meeting of the Board regarding fees and expenses for the Portfolios involved in the Reorganization, as well as projected expense ratios of the Destination Portfolio following the Reorganization.

•
The Directors considered that Glenmede has contractually undertaken through a specified date to waive fees and/or reimburse expenses of each Portfolio to the extent that the total expenses of the Destination Portfolio and Target Portfolio exceed certain operating levels. The Directors noted that the contractual expense limit for the combined Destination Portfolio will be the same as the contractual expense limit for the Target Portfolio, that the expense limits for the Target Portfolio run through February 28, 2028, and expense limits for the Destination Portfolio would run through February 28, 2028.

•
The Directors considered that the costs of the Reorganization would be borne by the Advisor except for brokerage and other portfolio transaction costs, which are estimated to be approximately $7,400 in the aggregate, and $0.007 per share, assuming approximately 30% of the combined Destination Portfolio’s portfolio (approximately $5.00 million of securities from the Target Portfolio) is repositioned, based on the Portfolios’ net assets and shares outstanding as of September 30, 2026, and which will be borne by the combined Destination Portfolio.

Investment Performance
•
The Directors considered the relative investment performance of the Portfolios. They considered that in July 2026, the Board of Directors of the Target Portfolio had approved and announced changes to its principal investment strategies and name to reposition it to invest in income-producing common stocks of large cap companies tied economically to the U.S., and that the repositioning is effective on or around September 14, 2026.

•
The Directors considered that the Destination Portfolio and the Target Portfolio have the same Advisor, and that the Destination Portfolio has outperformed the Target Portfolio for the past 1-, 3- and 5-year periods.

Tax Consequences
•
The Directors considered that the Reorganization is generally not expected to result in the recognition of gain or loss for U.S. federal income tax purposes by the Destination Portfolio shareholders, by the Target Portfolio shareholders, by the Destination Portfolio or by the Target Portfolio.

•
The Directors considered the potential tax consequences to shareholders of the Target Portfolio and the Destination Portfolio as a result of anticipated portfolio repositioning in connection with the Reorganization, noting that the Destination Portfolio is expected to recognize a portion of the Target Portfolio’s unrealized gains as a result of repositioning following the Reorganization.

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Investment Program
•
The Directors considered the investment objectives and policies of the Destination Portfolio and their compatibility with those of the Target Portfolio. In this regard, the Directors noted that although the investment strategies of the Target Portfolio and the Destination Portfolio are similar, there are some differences between the Portfolios’ investment strategies.

•	The Directors considered that Glenmede is both the investment adviser of the Target Portfolio and the Destination Portfolio.
Other Considerations
•	The Directors considered the terms and conditions of the form of Agreement and Plan of Reorganization.
•
The Directors took into consideration the fact that the Target Portfolio and Destination Portfolio have the same valuation policies and procedures and that the Reorganization would be consummated at NAV.

•	The Directors considered that Glenmede has indicated that the Target Portfolio has no illiquid or restricted securities that could present valuation or other difficulties.
•	The Board also recognizes that shareholders who do not wish to partake in the Reorganization have the opportunity to redeem their shares at NAV leading up to the Reorganization.
CAPITALIZATION
The following table sets forth the capitalization of the Target Portfolio and the Destination Portfolio as of September 30, 2026 and the pro forma combined capitalization of the combined Destination Portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the fund securities of both Portfolios between September 30, 2026 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of the Portfolios during the same period.

	Target Portfolio	Destination Portfolio	Pro Forma Adjustments	Combined Destination Portfolio (Pro Forma)
Net Assets	$13,122,655	$2,691,085	$0	$15,813,740
Shares	870,780	179,048	2,317(a)	1,052,145
NAV	$15.07	$15.03	$(0.00)(b)	$15.03

(a)	To adjust Shares Outstanding of the Pro Forma Portfolio based on combining the Target Portfolio at the Destination Portfolio’s net asset value.
(b)	To adjust Net Asset Value of the Pro Forma Portfolio based on combining the Target Portfolio at the Destination Portfolio’s net asset value.
The Destination Portfolio will be the accounting and performance survivor of the Reorganization. Accordingly, following the Reorganization, the combined Destination Portfolio will continue to use the Destination Portfolio’s performance history and financial statements.
It is impossible to predict with any certainty how many shares of the Destination Portfolio will actually be received and distributed by the Target Portfolio on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Portfolio shares that will actually be received and distributed.

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ADDITIONAL INFORMATION
For information relating to each Portfolio and the Reorganization, including tax capital loss carryforwards, if any, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Portfolios, how to buy, sell or exchange Portfolio shares, how each Portfolio values its securities, financial highlights information for each Portfolio and ownership of shares of the Portfolios, please see the sections below.
OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION
Tax Capital Loss Carryforwards
Federal income tax law permits a regulated investment company to carry forward indefinitely its net capital losses to offset its capital gains recognized in future years.
As of October 31, 2025, the Portfolios had the following unused capital loss carryforwards:

Portfolio	Total
Equity Income Portfolio	$0
Disciplined U.S. Equity Income Portfolio	$0

As of the Closing Date, each Portfolio may have net realized capital gains or losses and may also have net unrealized gains or losses.
The Reorganization may result in a number of different limitations on the combined Portfolio’s ability, following the Reorganization, to use realized and unrealized losses of the Target and Destination Portfolios. In the taxable year of the Destination Portfolio in which the Reorganization occurs, the Destination Portfolio will be able to use capital loss carryforwards, if any, of the Target Portfolio (including from the Target Portfolio’s short taxable year ending on the Closing Date), subject to the additional limitations described below, to offset only a prorated portion of the Destination Portfolio’s capital gains for such taxable year, based on the number of days remaining after the Closing Date in such taxable year.
If shareholders of the Target Portfolio own less than 50% of the Destination Portfolio immediately after the Reorganization, the Reorganization may result in limitations on the combined Portfolio’s ability, following the Reorganization, to use any capital loss carryforwards, if any, of the Target Portfolio (including carryforwards generated in the tax year of the Target Portfolio ending on the date of the Reorganization) and potentially on the combined Portfolio’s ability to use unrealized capital losses inherent in the tax basis of the assets of the Target Portfolio acquired in the Reorganization. Those limitations are imposed on an annual basis. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations. The annual limitation on the use of those carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Target Portfolio immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the Internal Revenue Service (“IRS”) and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the Destination Portfolio in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.
Under certain circumstances, the Reorganization may result in limitations on the Destination Portfolio’s ability, in the post-Reorganization period, to use a portion of any capital loss carryforward of the Destination Portfolio itself from years ended prior to the Closing Date and/or generated in its tax year that includes the Reorganization, and potentially on the Destination Portfolio’s ability to use unrealized capital losses inherent in the tax basis of its assets. Those limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of those carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Destination Portfolio and the “long-term tax-exempt rate,” as published by the IRS.
If the Destination Portfolio or the Target Portfolio has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the combined Destination Portfolio may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Portfolio with the net unrealized gain inherent in its assets at the time of

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the Reorganization) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Portfolio involved in the Reorganization. This limitation will generally apply if the Destination Portfolio’s or the Target Portfolio’s unrealized capital gains as of the date of the Reorganization are greater than either $10,000,000 or 15% of the value of its assets, subject to certain adjustments.
As a result of the Reorganization, losses and loss carryforwards will benefit the shareholders of the combined Destination Portfolio, rather than only the shareholders of the Portfolio that incurred them. Even if a particular limitation described above would not be triggered solely by the Reorganization, the limitation may be triggered by the Reorganization and one or more other transactions entered into by the Target Portfolio or Destination Portfolio (including, potentially, another reorganization). By reason of the foregoing rules, taxable shareholders may pay more taxes, or pay taxes sooner, than they otherwise would have if the Reorganization did not occur.
Since the Reorganization is not expected to close until the close of business on January 8, 2027, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of each Portfolio to use losses (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains.
PORTFOLIO SECURITIES
If the Reorganization is effected, Glenmede will analyze and evaluate the portfolio securities of the Target Portfolio being transferred to the Destination Portfolio. Consistent with the Destination Portfolio’s investment objective and investment strategies and policies, any restrictions imposed by the Code and in the best interests of the Destination Portfolio’s shareholders (including former shareholders of the corresponding Target Portfolio), Glenmede will determine the extent and duration to which the portfolio securities of the corresponding Target Portfolio will be maintained by the Destination Portfolio. It is possible that there may be dispositions of some of the portfolio securities of the Target Portfolio following the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the combined Destination Portfolio may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the selling Portfolio’s other gains and losses. The disposition of portfolio securities by the combined Destination Portfolio is expected to result in brokerage costs of approximately $7,400 ($0.007 per share), assuming approximately 30% of the combined Destination Portfolio’s portfolio (approximately $5.00 million of securities from the Target Portfolio) is repositioned. The portfolio transition may result in the Target Fund holding larger amounts of uninvested cash than is customary leading up to the Closing Date, and there may be times when the Target Fund is not fully invested in accordance with its investment objective and strategies during this transition period, which may cause the Target Fund to forgo appreciation in value of portfolio investments, if any. This may impact the Target Fund’s performance. The shareholders of the combined Destination Portfolio would bear the associated costs with the repositioning. The disposition of securities in connection with the Reorganization is expected to result in capital gains to the combined Destination Portfolio of $2.03 million. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, other capital gains and losses that may be recognized.
TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION
The Reorganization
•	The Reorganization is scheduled to occur as of the close of business on January 8, 2027, but may occur on such other date as the parties may agree (the “Closing Date”).
•
On the Closing Date of the Reorganization, the Target Portfolio will transfer all of its property and assets to the Destination Portfolio. In exchange, the Destination Portfolio will assume all of the liabilities of the Target Portfolio and issue shares, as described below.

•	The Destination Portfolio will issue a number of its shares to the Target Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Target Portfolio’s shares.

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•
Shares of the Destination Portfolio will then be distributed on the Closing Date to the Target Portfolio’s shareholders in complete liquidation of the Target Portfolio in proportion to the relative net asset values of their holdings of the shares of the Target Portfolio. Therefore, on the Closing Date, upon completion of the Reorganization, each Target Portfolio shareholder will hold shares of the Destination Portfolio and having the same aggregate net asset value as the Target Portfolio shares held by that shareholder immediately prior to the Reorganization. The net asset value attributable to the shares of the Target Portfolio will be determined using the Target Portfolio’s valuation policies and procedures and the net asset value attributable to the shares of the Destination Portfolio will be determined using the Destination Portfolio’s valuation policies and procedures. The assets of the Target Portfolio and the Destination Portfolio are valued using the same valuation policies and procedures.

•	The Target Portfolio will be terminated after the Closing Date.
•
No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. Following the Reorganization, shareholders of the Target Portfolio will be subject to the fees and expenses of the Destination Portfolio.

•	Following the Reorganization, Glenmede will continue to act as investment manager to the Destination Portfolio.
•
The exchange of Target Portfolio shares for Destination Portfolio shares in the Reorganization is not expected to result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganization generally will not result in the recognition of gain or loss for federal income tax purposes by the Target Portfolio or Destination Portfolio.

Agreement and Plan of Reorganization
The terms and conditions under which each Reorganization may be consummated are set forth in the Agreement and Plan of Reorganization (the “Agreement”). Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a form of which is attached as Exhibit A to this Information Statement.
The Agreement contemplates (a) the transfer of assets of the Target Portfolio in exchange for Destination Portfolio shares having an aggregate net asset value equal to the value of the assets of the Target Portfolio transferred pursuant to the Agreement, less (a) the value of the liabilities of the Target Portfolio; and (b) the distribution of shares of the Destination Portfolio to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio as provided for in the Agreement.
The value of the Target Portfolio’s assets to be acquired by the Destination Portfolio will be determined as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Destination Portfolio’s then-current Prospectus or Statement of Additional Information.
As soon on or after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Target Portfolio will take such actions necessary to complete the liquidation of the Target Portfolio in accordance with The Glenmede Fund, Inc.’s Articles of Incorporation and By-Laws. To complete the liquidation, the Target Portfolio will: (i) distribute pro rata to the Target Portfolio’s shareholders of record determined as of the close of business on the Closing Date, the Destination Portfolio shares it receives; and (ii) completely liquidate.
The costs associated with the Reorganizations, including the preparation of filings with the SEC, mailing costs to Target Portfolio shareholders, and legal costs associated with any necessary documentation to effect the Reorganization would be paid by Glenmede and are estimated to be approximately $125,000. These costs exclude transaction costs associated with the sale and purchase of portfolio securities in connection with the Reorganization, if any, which will be borne by shareholders of the Destination Portfolio.
The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Portfolio. In addition, the Agreement may be amended in any mutually agreeable manner.

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TAX STATUS OF THE REORGANIZATION
The Reorganization is conditioned upon the receipt by the Target Portfolio and the Destination Portfolio of an opinion from Faegre Drinker Biddle & Reath LLP, counsel to the Portfolios, substantially to the effect that, for federal income tax purposes:
•
The transfer of all the Target Portfolio’s assets to the Destination Portfolio in exchange solely for (a) the issuance of the Destination Portfolio shares to the Target Portfolio and (b) the assumption of the Target Portfolio’s liabilities by the Destination Portfolio, followed by the distribution of the Destination Portfolio shares to the Target Portfolio shareholders in complete liquidation of the Target Portfolio, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Portfolio and the Destination Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•
No gain or loss will be recognized by the Destination Portfolio upon receipt of the assets of the Target Portfolio solely in exchange for shares of the Destination Portfolio and the assumption by the Destination Portfolio of all the liabilities of the Target Portfolio as part of the Reorganization;

•
The tax basis in the hands of the Destination Portfolio of the assets of the Target Portfolio transferred in the Reorganization will be the same as the tax basis of such assets in the hands of the Target Portfolio immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Portfolio upon the transfer;

•
The holding period in the hands of the Destination Portfolio of each asset of the Target Portfolio transferred in the Reorganization, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the asset was held by the Target Portfolio (except where investment activities of the Destination Portfolio have the effect of reducing or eliminating the holding period with respect to an asset);

•
No gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Destination Portfolio solely in exchange for the Destination Portfolio shares and the assumption by the Destination Portfolio of all of the liabilities of the Target Portfolio, or upon the distribution of the Destination Portfolio shares by the Target Portfolio to its shareholders in complete liquidation of the Target Portfolio, except for (1) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (2) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (3) any other gain or loss that may be required to be recognized as a result of the closing of the Target Portfolio’s taxable year or upon transfer of an asset regardless of whether the transfer would otherwise be a non-recognition transaction under the Code;

•
No gain or loss will be recognized by the Target Portfolio shareholders upon the exchange of their shares of the Target Portfolio solely for shares of the Destination Portfolio as part of the Reorganization;

•
The aggregate tax basis of the Destination Portfolio shares received by each shareholder of the Target Portfolio in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Portfolio surrendered in exchange therefor; and

•
Each Target Portfolio shareholder’s holding period for his or her Destination Portfolio shares received in the Reorganization will include the holding period for the shares of the Target Portfolio exchanged therefor, provided that the shareholder held the Target Portfolio shares as capital assets on the date of the exchange.

In rendering such opinion, counsel will rely upon, among other things, certain facts, assumptions and representations of the Company, made on behalf of the Target Portfolio and Destination Portfolio.
No tax ruling has been or will be received from the IRS in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.
Prior to the Reorganization, the Target Portfolio will declare and pay a dividend, which, together with all previous dividends for the taxable year, is intended to have the effect of distributing to the Target Portfolio shareholders all of the Target Portfolio’s net capital gain (taking into account available capital loss carryforwards), if any, all of its investment

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company taxable income (computed without regard to any deduction for dividends paid), if any, and all of its net tax-exempt income, if any, for the taxable year ending on the Closing Date. The amount of such distribution to the shareholders of the Target Portfolio is estimated as of September 30, 2026, to be as set forth in the table below. Any amount actually distributed to the Target Portfolio’s shareholders immediately prior to the Reorganization may be higher or lower than the estimated amount set forth in the table below. Any such distribution generally will be taxable to the Target Portfolio shareholders.

Portfolio	Distribution Amount (per Share)
Equity Income Portfolio	$1.2821

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign or non-income tax consequences of the Reorganization. You should consult your tax adviser for the particular tax consequences to you of the applicable transaction, including the applicability of any state, local or foreign tax laws.
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES OF THE PORTFOLIOS
Each Portfolio has adopted certain fundamental investment policies that may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Portfolio. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Portfolio means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The following table lists the fundamental investment policies for the Target Portfolio and the Destination Portfolio. The Target Portfolio and Destination Portfolio have the same fundamental investment policies. For a more complete discussion of a Portfolio’s other investment policies and fundamental and non-fundamental investment limitations, please see the Portfolio’s statement of additional information.
The Target Portfolio and the Destination Portfolio will not:
(1)	invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;
(2)	purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;
(3)
make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (9) below, and money market instruments, including bankers’ acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

(4)	purchase on margin or sell short, except as specified above in investment limitation (1);
(5)	purchase more than 10% of any class of the outstanding voting securities of any issuer;
(6)
issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

(7)
borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

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(8)
pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectuses and this SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio’s assets or the purchase of any securities on margin for purposes of this investment limitation;

(9)
underwrite the securities of other issuers or invest more than an aggregate of 15% of the total assets of the Portfolio, at the time of purchase, in securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days or, in the case of each Portfolio, securities subject to legal or contractual restrictions on resale;

(10)	invest for the purpose of exercising control over management of any company;
(11)	invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;
(12)
acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s net assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities; and

(13)	write or acquire options or interests in oil, gas or other mineral exploration or development programs. Each Portfolio also will not:
(14)
with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

If a Portfolio’s borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less.
Borrowings including reverse repurchase agreements and securities purchased on a when issued, delayed settlement or forward delivery basis may not exceed 33 1⁄3% of each Portfolio’s total net assets.
In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.
PRICE OF PORTFOLIO SHARES
The price of shares issued by each Portfolio is based on its NAV. Each Portfolio’s NAV per share is determined on a per class basis as of the close of regular trading hours of the New York Stock Exchange (the “NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open for business. The time at which shares are priced may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. (Eastern Time). In addition, the Board has approved that the Portfolios may determine to price their shares on weekdays that the NYSE is temporarily closed due to emergency circumstances.
Each Portfolio’s investments generally are valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith using methods determined by the Board. The Board has designated the Advisor to serve as the valuation designee (the “Valuation Designee”) with respect to each Portfolio’s securities for which valuations are not readily available. The Valuation

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Designee works with State Street Bank and Trust Company, the Company’s custodian, to regularly test the accuracy of the fair value prices by comparing them with values that are available from other sources. At each regularly scheduled Board meeting, a report by the Valuation Designee is submitted describing any security that has been fair valued and the basis for the fair value determination.
Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted price available when assets are valued. Foreign securities may trade on days when shares of a Portfolio are not priced; as a result, the value of such securities may change on days when you will not be able to purchase or redeem the Portfolio’s shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.
The following are examples of situations that may constitute significant events that could render a market quotation for a specific security “not readily available” and require fair valuation of such security: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s authorized pricing sources are not able or willing to provide a price; (vi) an independent price quote from two or more broker-dealers is not available; (vii) trading of the security is subject to local government-imposed restrictions; (viii) foreign security has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading has taken place at the limit up price or limit down price; (ix) natural disasters, armed conflicts, and significant government actions; (x) significant events that relate to a single issuer or to an entire market sector, such as significant fluctuations in domestic or foreign markets or between the current and previous days’ closing levels of one or more benchmark indices approved by the Board; (xi) the security’s sales have been infrequent or a “thin” market in the security exists; and/or (xii) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a “thin” market in the security.
The frequency with which a Portfolio’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Portfolio invests pursuant to its investment objective, strategies and limitations. Investments in other registered mutual funds, if any, are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).
Valuing a Portfolio’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Portfolio’s NAV and the prices used by other investment companies, investors and the Portfolio’s benchmark index to price the same investments.
ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF SHARES
Each Portfolio may appoint one or more intermediaries as its agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on an aggregated basis, to the Portfolios’ transfer agent. Orders placed through these intermediaries will be deemed to have been received and accepted by the Portfolio when the intermediary accepts the order. Therefore, the purchase or redemption order will reflect the NAV per share next determined after receipt of the order by the intermediary, if the intermediary successfully transmits the order to the Portfolio’s transfer agent by the next business morning.
Purchase of Shares
Shares of each Portfolio are sold without a sales commission on a continuous basis to Glenmede acting on behalf of its clients and clients of its Affiliates (“Clients”) and to certain approved employee benefit plans and institutions, including brokers acting on behalf of their clients (“Institutions”), at the NAV per share next determined after receipt, in proper order, of the purchase order by the Company’s transfer agent. We consider orders to be in “proper order” when all required documents are properly completed, signed and received. Beneficial ownership of shares will be reflected on books maintained by Glenmede Trust or the Institutions. If you wish to purchase shares in a Portfolio, you should contact Glenmede by telephone or facsimile or contact your Institution.

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Each Portfolio reserves the right, in its sole discretion, to reject any purchase order, when, in the judgment of management, such rejection is in the best interests of the Portfolio and its shareholders.
Your Institution may charge you for purchasing or selling shares of a Portfolio. There is no transaction charge for shares purchased directly from a Portfolio through Glenmede.
Shares may also be available on brokerage platforms that have agreements with the Company’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.
Purchases of a Portfolio’s shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.
The Company reserves the right, in its sole discretion, to suspend the offering of shares of a Portfolio or to reject purchase orders when, in the judgment of the Advisor, such suspension or rejection is in the best interests of a Portfolio. Subject to the Board’s discretion, the Advisor will monitor each Portfolio’s total assets and may decide to close any of the Portfolios at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Portfolio may adversely affect the implementation of the Portfolio’s investment strategy. Subject to the Board’s discretion, once closed, the Advisor may also choose to reopen a Portfolio to new investments at any time, and may subsequently close such Portfolio again should concerns regarding the Portfolio’s size recur. If a Portfolio closes to new investments, generally that Portfolio would be offered only to certain existing shareholders of the Portfolio and certain other persons, who may be generally subject to cumulative, maximum purchase amounts.
The Company, however, reserves the right to reopen a closed Portfolio to new investments from time to time at its discretion.
Redemption of Shares
You may redeem shares of each Portfolio at any time, without cost, at the NAV per share next determined after the Company’s transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, you should contact Glenmede Trust by telephone or facsimile or contact your Institution.
You will typically be paid your redemption proceeds within one business day after the Company’s transfer agent receives your redemption order in proper form; however, payment of redemption proceeds may take up to seven days. The Company may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the SEC.
Redemption proceeds are typically paid in cash from the proceeds of the sale of portfolio securities. The Company also maintains credit facilities that serve as additional sources of liquidity for meeting redemption requests. The Company also has the right to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio’s NAV, whichever is less, within a 90-day period or, subject to the approval of the Board of Directors, in other circumstances identified by the Advisor. Any additional redemption proceeds would be made in readily marketable securities (“in-kind redemptions”). In-kind redemptions may be in the form of pro-rata slices of a Portfolio’s portfolio, individual securities or a representative basket of securities in conformity with applicable rules of the SEC and the Company’s Policy and Procedures Related to the Processing of In-Kind Redemptions. A shareholder will be exposed to market risk until the readily marketable securities are converted to cash, generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions and may incur other transaction expenses in converting these securities to cash. These redemption methods are used regularly and may also be used in stressed market conditions.
Frequent Purchases and Redemptions of Portfolio Shares
Mutual fund market timing involves the frequent purchase and redemption of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility. Market timing may disrupt portfolio management strategies; harm the performance of a Portfolio; dilute the value of Portfolio shares held by long-term shareholders; increase brokerage and administrative costs; and for a Portfolio that invests to a significant extent in foreign securities, foster time-zone arbitrage.

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The Company does not knowingly accommodate frequent purchases and redemptions of Portfolio shares by shareholders. Pursuant to a policy adopted by the Board to discourage market timing of the Portfolios’ shares, the Company has established the following procedures designed to discourage market timing of the Portfolios. The Company will enforce its policies and procedures to discourage market timing of the Portfolios’ shares equitably on all shareholders. There is no guarantee that the Company will be able to identify individual shareholders who may be market timing the Portfolios or curtail their trading activity in every instance, particularly if they are investing through financial intermediaries.
Shares of the Portfolios may be sold through omnibus account arrangements with financial intermediaries. Omnibus account information generally does not identify the underlying investors’ trading activity on an individual basis. In an effort to identify and deter market timing in omnibus accounts, Glenmede Trust and the Advisor periodically review trading activity at the omnibus level and will seek to obtain underlying account trading activity information from the financial intermediaries when, in their judgment, the trading activity suggests possible market timing. Requested information relating to trading activity will be reviewed to identify accounts that may be engaged in excessive trading based on criteria established by Glenmede Trust or the Advisor, as applicable. If this information shows that an investor’s trading activity suggests market timing, Glenmede Trust or the Advisor, as applicable, will contact the financial intermediary and follow its procedures, including but not limited to, warnings, restricting the account from further trading and/or closing the account. Financial intermediaries may also monitor their customers’ trading activities in the Portfolios using criteria that may differ from the criteria established by Glenmede Trust and the Advisor and there is no assurance that the procedures used by the financial intermediaries will be able to curtail excessive trading. If a third-party financial intermediary does not provide underlying account trading activity information upon request, Glenmede Trust or the Advisor, as applicable, will determine what action to take, including terminating the relationship with the financial intermediary.
DIVIDENDS AND DISTRIBUTIONS
The Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a quarterly dividend.
The Portfolios normally distribute any realized net capital gains at least once a year.
Dividends and capital gains distributions are paid in cash or reinvested in additional shares at the option of the shareholder.
ADDITIONAL INFORMATION ABOUT TAXES
The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding Federal, state, local and/or foreign tax consequences relevant to your specific situation. Additional information about taxes is contained in the SAI.
Distributions
Each Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to Federal income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.
Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, no matter how long you have owned your Portfolio shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

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Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Portfolio (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Portfolio to individual shareholders will be taxed at long-term capital gain rates. But if less than 95% of the gross income of a Portfolio (other than net capital gain) consists of qualifying dividends, then distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio. For the lower rates to apply, you must have owned your Portfolio shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Portfolio’s ex-dividend date (and the Portfolio will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Portfolio’s distributions that qualify for this favorable treatment may be reduced as a result of the Portfolio’s securities lending activities, if any, certain options transactions, if any, a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.
Distributions from a Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.
A portion of distributions paid by a Portfolio to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Portfolio’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations.
If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”
Sales and Redemptions
You will generally recognize taxable gain or loss for Federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over 12 months at the time you dispose of them.
Certain special tax rules may apply to losses realized in some cases. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an increase to the basis of the shares acquired.
For shares acquired on or after January 1, 2012, the Portfolios (or relevant broker or financial advisor) are required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Portfolio shareholders cost basis information when such shares are sold. The Portfolios have elected to use the average cost method, unless you instruct the Portfolios to use a different IRS-accepted cost basis method or you choose to specifically identify your shares at the time of each sale. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Portfolios and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your Federal and state income tax returns. Portfolio shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.
IRAs and Other Tax-Qualified Plans
The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the shares.

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Backup Withholding
Each Portfolio may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.
U.S. Tax Treatment of Foreign Shareholders
Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of regulated investment companies such as the Portfolios, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Portfolios’ net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Portfolios’ interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Portfolios.
Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in the Portfolios, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Portfolios.
In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Portfolio is effectively connected with that trade or business, then the foreign investor’s income from the Portfolio will generally be subject to U.S. Federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.
The Portfolios will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.
All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Portfolio.
State and Local Taxes
You may also be subject to state and local taxes on distributions, sales and redemptions. State income taxes may not apply, however, to the portions of a Portfolio’s distributions, if any, that are attributable to interest on U.S. Government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE PORTFOLIOS
Investment Advisor
Glenmede Investment Management LP, with principal offices at One Liberty Place, 1650 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolios. The Advisor, a limited partnership, is wholly-owned by Glenmede Trust. As of June 30, 2026, the Advisor oversaw approximately $7.1 billion in assets.
Under Investment Advisory Agreements with the Company, the Advisor, subject to the control and supervision of the Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for each Portfolio and to place each Portfolio’s purchase and sale orders.

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For the fiscal year ended October 31, 2025, the Portfolios paid management fees to the Advisor for its investment advisory services, calculated daily and paid monthly, at the following annual percentage rates of the Portfolio’s average daily net assets, as shown in the following table.

Portfolio	Percentage of Average Daily Net Assets*
Disciplined U.S. Equity Income Portfolio (formerly, Disciplined U.S. Value Equity Portfolio)	0.55%[1]
Equity Income Portfolio	0.55%[1]

[1]
The Advisor has contractually agreed to waive and/or reimburse expenses to the extent that the Portfolio’s annual total operating expenses exceed 0.85% of such Portfolio’s average daily net assets (excluding Target Portfolio fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements, which may not be terminated without the approval of the Board, until at least February 28, 2028. Shareholders will be notified if these waivers and/or reimbursements are discontinued after that date.

A discussion regarding the Board’s basis for renewing the Investment Advisory Agreements is available in the Company’s financial statements on Form N-CSR for the fiscal year ended October 31, 2025.
Shareholders in the Portfolios who are clients of Glenmede Trust, or its Affiliates, pay fees which vary, depending on the capacity in which Glenmede Trust or its Affiliate provides fiduciary and investment services to the particular Client (e.g., personal trust, estate settlement, advisory and custodian services) (“Client Fees”). Glenmede Trust and its Affiliates currently intend to exclude the portion of their Clients’ assets invested in the Portfolios when calculating Client Fees. Shareholders in the Portfolios who are customers of other Institutions may pay fees to those Institutions.
The Advisor and/or Glenmede Trust may pay additional compensation from time to time, out of their assets, and not as an additional charge to the Portfolios, to selected Institutions that provide services to the Institution’s customers who are beneficial owners of the Portfolios and other persons in connection with servicing and/or sales of Portfolio shares and other accounts managed by the Advisor or Glenmede Trust.
Vladimir de Vassal, CFA, Director of Quantitative Research of the Advisor, and Alexander R. Atanasiu, CFA, Portfolio Manager, are primarily responsible for the management of the Destination Portfolio. Mr. de Vassal has been employed by the Advisor and its predecessors as a portfolio manager since 1998. Prior to that time, Mr. de Vassal served as Vice President and Director of quantitative analysis at CoreStates Investment Advisors and as Vice President of interest rate risk analysis at CoreStates Financial Corp. Alexander R. Atanasiu, CFA, has been a Portfolio Manager of the Advisor since 2015. Mr. Atanasiu has been employed by the Advisor as a quantitative research analyst since 2005. Paul T. Sullivan, CFA, Portfolio Manager of the Advisor, assists Mr. de Vassal and Mr. Atanasiu in the management of the Destination Portfolio by running portfolio optimizations and entering trades. Mr. Sullivan has been employed by the Advisor and its predecessors as a portfolio manager since 1994. Prior to that time, Mr. Sullivan was employed by SEI Investments Co. where he was a supervisor in the mutual fund accounting department.
The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Company Portfolios they manage.
GENERAL INFORMATION
If you have any questions regarding the Portfolios, contact the Portfolio at the address or telephone number stated on the back cover page.

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FINANCIAL HIGHLIGHTS
The Financial Highlights tables are intended to help you understand a Portfolio’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Portfolio for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Cohen & Company, Ltd., the Portfolio’s Independent Registered Public Accounting firm, whose report, along with the Portfolio’s financial statements, is included in the October 31, 2025 Annual Report, which is available to you upon request.
The financial highlights for the fiscal period ended April 30, 2026 are unaudited.
For a share outstanding throughout each year

	Disciplined U.S. Equity Income Portfolio (formerly, Disciplined U.S. Value Equity Portfolio)
	For the Period Ended April 30, 2026[1]	For the Year Ended October 31,
		2025	2024	2023	2022	2021
Net asset value, beginning of period	$13.58	$14.19	$11.50	$12.37	$13.05	$9.03
Income from investment operations:
Net investment income[2]	0.12	0.21	0.24	0.23	0.21	0.18
Net realized and unrealized gain (loss) on investments	0.91	0.88	2.78	(0.39)	(0.67)	4.02
Total from investment operations	1.03	1.09	3.02	(0.16)	(0.46)	4.20
Distributions to shareholders from:
Net investment income	(0.11)	(0.21)	(0.25)	(0.22)	(0.22)	(0.18)
Net realized capital gains	—	(1.49)	(0.08)	(0.49)	—	—
Total distributions	(0.11)	(1.70)	(0.33)	(0.71)	(0.22)	(0.18)
Net asset value, end of period	$14.50	$13.58	$14.19	$11.50	$12.37	$13.05
Total return[3]	14.49%[4]	8.56%	26.50%	(1.46)%	(3.49)%	46.66%
Ratios to average net assets/ Supplemental data:
Net assets, at end of period (in 000s)	$2,586	$2,259	$2,084	$1,640	$1,665	$2,487
Ratio of operating expenses before waiver/reimbursement to average net assets	3.05%[5]	3.48%	3.63%	2.85%	2.27%	2.45%
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85%[5]	0.85%	0.85%	0.85%	0.85%[6]	0.85%
Ratio of net investment income to average net assets	1.78%[5]	1.63%	1.81%	1.87%	1.66%	1.48%
Portfolio turnover rate	39%[4]	86%	72%	81%	76%	68%

[1]	Unaudited.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Not annualized.
[5]	Annualized.
[6]	The ratio of operating expenses after waiver/reimbursement excluding interest expense was 0.85% for the year ended October 31, 2022.

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For a share outstanding throughout each year

	Equity Income Portfolio
	For the Period Ended April 30, 2026[1]	For the Year Ended October 31,
		2025	2024	2023	2022	2021
Net asset value, beginning of period	$15.53	$16.10	$13.85	$14.58	$15.92	$11.88
Income from investment operations:
Net investment income[2]	0.11	0.25	0.27	0.25	0.23	0.22
Net realized and unrealized gain (loss) on investments	1.09	0.57	3.07	(0.31)	(0.63)	4.05
Total from investment operations	1.20	0.82	3.34	(0.06)	(0.40)	4.27
Distributions to shareholders from:
Net investment income	(0.12)	(0.26)	(0.27)	(0.25)	(0.23)	(0.23)
Net realized capital gains	(1.98)	(1.13)	(0.82)	(0.42)	(0.71)	—
Total distributions	(2.10)	(1.39)	(1.09)	(0.67)	(0.94)	(0.23)
Net asset value, end of period	$14.63	$15.53	$16.10	$13.85	$14.58	$15.92
Total return[3]	8.35%[4]	5.52%	25.04%	(0.60)%	(2.70)%	36.12%
Ratios to average net assets/ Supplemental data:
Net assets, at end of period (in 000s)	$13,067	$14,431	$18,692	$18,499	$21,902	$22,296
Ratio of operating expenses before waiver/reimbursement to average net assets	1.26%[5]	1.23%	1.13%	1.00%	0.97%	1.10%
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85%[5]	0.85%	0.85%[6]	0.85%[6]	0.85%	0.85%
Ratio of net investment income to average net assets	1.50%[5]	1.64%	1.76%	1.74%	1.57%	1.53%
Portfolio turnover rate	6%[4]	15%	11%	21%	15%	27%

[1]	Unaudited.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Not annualized.
[5]	Annualized.
[6]	The ratio of operating expenses after waiver/reimbursement excluding interest expense was 0.85% and 0.85% for the years ended October 31, 2024 and 2023, respectively.

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OWNERSHIP OF SHARES OF THE PORTFOLIOS
To the knowledge of the Target Portfolio, as of August 31, 2026, the Directors and officers of the Target Portfolio owned in the aggregate less than 1% of the outstanding shares of the Target Portfolio. To the knowledge of the Destination Portfolio, as of August 31, 2026, the Directors and officers of the Destination Portfolio owned in the aggregate less than 1% of the outstanding shares of the Destination Portfolio.
To the knowledge of the Target Portfolio, as of August 31, 2026, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Target Portfolio:

Portfolio	Name and Address of Owner	Ownership Type	Percentage of Outstanding Shares
Equity Income Portfolio	Lauer & Co. c/o The Glenmede Trust Company One Liberty Place 1650 Market Street, Suite 4000 Philadelphia, PA 19103	Record	90.7337%

To the knowledge of the Destination Portfolio, as of August 31, 2026, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Destination Portfolio:

Portfolio	Name and Address of Owner	Ownership Type	Percentage of Outstanding Shares
Disciplined U.S. Equity Income Portfolio	Lauer & Co. c/o The Glenmede Trust Company One Liberty Place 1650 Market Street, Suite 4000 Philadelphia, PA 19103	Record	98.2322%

Any shareholder who holds beneficially 25% or more of a Portfolio may be deemed to control the Portfolio until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any shareholder controlling a Portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Portfolio without the consent or approval of other shareholders.
To the knowledge of the Target Portfolio, as of August 31, 2026, the following persons held beneficially 25% or more of the outstanding shares of the Target Portfolio. A majority of shareholders in each Portfolio are clients of Glenmede Trust, the parent company of the Advisor. The Advisor is subject to conflicts of interests and may be incentivized to propose the Reorganization because it will result in operational efficiencies for the Portfolios. Nonetheless, the Board believes that the Reorganization is in the best interest of shareholders and will not dilute existing shareholders of either Portfolio. Please see “Reasons for the Reorganization” in the description of the Reorganization for additional information regarding the Board’s considerations.

Portfolio	Name and Address of Owner	Ownership Type	Percentage of Outstanding Shares
Equity Income Portfolio	Lauer & Co. c/o The Glenmede Trust Company One Liberty Place 1650 Market Street, Suite 4000 Philadelphia, PA 19103	Record	90.7337%

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To the knowledge of the Destination Portfolio, as of August 31, 2026, the following persons held beneficially 25% or more of the outstanding shares of the Destination Portfolio:

Portfolio	Name and Address of Owner	Ownership Type	Percentage of Outstanding Shares
Disciplined U.S. Equity Income Portfolio	Lauer & Co. c/o The Glenmede Trust Company One Liberty Place 1650 Market Street, Suite 4000 Philadelphia, PA 19103	Record	98.2322%

FINANCIAL STATEMENT EXPERTS
The financial statements and financial highlights of each Portfolio for the past five fiscal years and any semi-annual period, as applicable, are incorporated by reference into this Information Statement/Prospectus. The financial statements and financial highlights of the Target Portfolio and Destination Portfolio for the fiscal year ended October 31, 2025 have been audited by Cohen & Company, Ltd., the Company’s independent registered public accounting firm, as set forth in their report thereon incorporated by reference into this Information Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
WHERE TO FIND MORE INFORMATION
More Portfolio information is available to you upon request and without charge:
Annual and Semi-Annual Reports and Annual and Semi-Annual Financial Statements and Other Information
The Annual and Semi-Annual Reports and Annual and Semi-Annual Financial Statements and Other Information provide additional information about the Portfolios’ investments. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.
Statement of Additional Information (“SAI”)
The SAI includes additional information about the Portfolios’ investment policies, organization and management. It is legally part of this Prospectus (it is incorporated by reference).
You can get free copies of the Portfolios’ Annual and Semi-Annual Reports, Annual and Semi-Annual Financial Statements and Other Information or SAI by calling or writing to the address shown below. These documents are also available on Glenmede Investment Management LP’s website at www.glenmedeim.com.
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-215-419-6662, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.
You may also request other information about the Portfolios, and make inquiries as follows:
Write to:
The Glenmede Fund, Inc.
1650 Market Street Suite 4000
Philadelphia, PA 19103
By phone: 1-215-419-6662
Reports and other information about the Portfolios are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The Glenmede Fund, Inc.’s Investment Company Act File No. is 811-05577.
The third party marks appearing above are the marks of their respective owners.

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Exhibit A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [  ] day of [  ], by and among The Glenmede Fund, Inc., a Maryland corporation (the “Fund”), on behalf of its Equity Income Portfolio (the “Target Fund”) and Disciplined U.S. Equity Income Portfolio (the “Acquiring Fund”). Because the Target Fund and the Acquiring Fund are separate series of the Fund, all agreements, representations, actions and obligations described herein with respect to a Fund shall be made and undertaken by The Glenmede Fund, Inc. on behalf of the applicable series. Glenmede Investment Management LP (“GIM”), the investment adviser to the Target Fund and the Acquiring Fund, joins this Agreement solely for purposes of Section 8.2.
This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations Section 1.368-2(g) with respect to the Target Fund and the Acquiring Fund. The reorganization of the Target Fund with the Acquiring Fund will consist of the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Target Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in redemption of all outstanding shares of the Target Fund and in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).
WHEREAS, the Target Fund and the Acquiring Fund are separate investment series of the Fund, a registered open-end management investment company, and the Target Fund owns securities and other assets of the character in which the Acquiring Fund is permitted to invest; and
WHEREAS, the Target Fund and the Acquiring Fund are each authorized to issue their shares of beneficial interest; and
WHEREAS, the Board of Directors of the Fund has determined, with respect to the Target Fund, that: (1) participation in the Reorganization is in the best interests of the Target Fund and its shareholders, and (2) the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and
WHEREAS, the Board of Directors of the Fund has determined, with respect to the Acquiring Fund, that: (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.	THE REORGANIZATION AND FUND TRANSACTIONS
1.1. The Reorganization. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), the Fund shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in Section 1.3) of the Target Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall deliver to the Target Fund full and fractional Acquiring Fund Shares. The shareholders of the Target Fund shall receive shares of the Acquiring Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in Section 2.3.
1.2. Assets of the Target Fund. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Valuation Time (as defined in paragraph 2.5), books and records of the Target Fund, and any other property owned by the Target Fund at the Valuation Time (collectively, the “Assets”).
1.3. Liabilities of the Target Fund. The Target Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its

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investment objective and strategies in accordance with the terms of its prospectus. The Acquiring Fund will assume all of the Target Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date (collectively, the “Liabilities”).
1.4. Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Target Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to Section 1.1, pro rata to the record holders of the shares of the Target Fund determined as of the Effective Time (the “Target Fund Shareholders”) in complete liquidation of the Target Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of the Target Fund owned by such Target Fund Shareholders at the Effective Time. All issued and outstanding shares of the Target Fund will simultaneously be redeemed and canceled on the books of the Target Fund. No share certificates representing Acquiring Fund Shares shall be issued in connection with the exchange.
1.5. Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent (as defined in paragraph 3.3).
1.6. Filing Responsibilities of the Target Fund. Any reporting responsibility of a Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, shall remain the responsibility of the Target Fund up to and including the Closing Date and such later date as the existence of the Target Fund is terminated.
2.	VALUATION
2.1. Net Asset Value of the Target Fund. The net asset value of the shares of the Target Fund shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Target Fund.
2.2. Net Asset Value of the Acquiring Fund. The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund.
2.3. Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the aggregate net asset value of the outstanding shares of the Target Fund attributable to shareholders participating in the Reorganization, determined in accordance with the valuation procedures referred to in Section 2.1, by the net asset value per share of the Acquiring Fund, determined in accordance with the valuation procedures referred to in Section 2.2. The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the outstanding shares of the Target Fund owned by such Target Fund Shareholders at the Effective Time.
2.4. Determination of Value. All computations of value hereunder shall be made in accordance with the regular practices of the Target Fund or Acquiring Fund, as the case may be, and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and shall be subject to confirmation by the Fund’s independent registered public accounting firm upon reasonable request. The parties agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities held by a Target Fund and to be transferred to the Acquiring Fund.
2.5. Valuation Time. The Valuation Time shall be the time at which the Target Fund and the Acquiring Fund calculate their respective net asset values as set forth in their prospectus (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”).

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3.CLOSING
3.1. Closing. The Reorganization, together with the related acts necessary to consummate the Reorganization (the “Closing”), shall occur at the principal office of the Fund on or about [January 8], 2027, or at such other place and/or on such other date as may be determined by the officers of the Fund (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).
3.2. Transfer and Delivery of Assets. The Fund shall direct State Street Bank and Trust Company (“SSB”), as custodian for the Target Fund and the Acquiring Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Target Fund have been delivered in proper form to the account of the Acquiring Fund at SSB, and (ii) all necessary taxes in connection with the delivery of such Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Portfolio securities represented by a certificate or other written instrument shall be presented by SSB for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Target Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. SSB shall deliver, as of the Effective Time, by book entry, in accordance with the customary practices of SSB and of the applicable securities depository, the Assets of the Target Fund deposited with such depositories. Cash to be transferred by a Target Fund shall be delivered by wire transfer of federal funds at the Effective Time.
3.3. Share Records. The Fund shall direct SSB, in its capacity as transfer agent for the Target Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership of outstanding shares of the Target Fund owned by such Target Fund Shareholders immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Target Fund or directly to the accounts of the Target Fund Shareholders at the Effective Time, or provide other evidence satisfactory to the Fund as of the Effective Time that such Acquiring Fund Shares have been credited on the books of the Acquiring Fund.
3.4. Postponement of Valuation Time. In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of a Target Fund or Acquiring Fund (an “Exchange”) shall be closed to trading or trading thereon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of the Fund, accurate appraisal of the value of the net assets of the Target Fund or Acquiring Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.	REPRESENTATIONS AND WARRANTIES
4.1. Representations and Warranties of the Target Fund. Except as has been fully disclosed to the Acquiring Fund in a schedule to this Agreement, the Fund, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:
(a) The Target Fund is a duly established series of the Fund, which is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation and By-Laws, as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.
(b) The Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.
(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

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(d) The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Target Fund and the prospectus and statement of additional information of the Target Fund used at all times prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(e) At the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.
(f) The Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in: (i) a violation of federal securities laws (including the 1940 Act) or of Maryland law or a material violation of its Articles of Incorporation and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound.
(g) There are no contracts or other commitments (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) of the Target Fund which will be terminated with liability to the Target Fund prior to the Closing Date.
(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Target Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Target Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.
(i) The Statements of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedules of Investments of the Target Fund included in the Fund’s most recent annual report to shareholders have been audited by Cohen & Company, Ltd., independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of the dates thereof in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP that are not disclosed therein.
(j) Since the date of the Target Fund’s most recent annual report to shareholders, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For purposes of this subsection (j), a decline in net asset value per share of the Target Fund due to declines in market values of securities held by the Target Fund, the discharge of the Target Fund’s liabilities, or the redemption of the Target Fund’s shares by shareholders of the Target Fund shall not constitute a material adverse change.
(k) At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is the subject of an ongoing, pending, or threatened audit, investigation, or proceeding and no assessment has been asserted with respect to such returns. No Target Fund is

A-4

liable for taxes of any person other than itself or is a party to or otherwise bound by any tax sharing, allocation, assumption or indemnification agreement. No Target Fund has granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made.
(l) At the end of its first taxable year since the commencement of operations, the Target Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code. The Target Fund has met the requirements of Subchapter M of Subtitle A, Chapter 1, of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of the taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. None of the Target Fund has at any time since its inception been liable for, nor is any now liable for, any income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Target Fund’s books. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Target Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Target Fund is in compliance with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.
(m) The Target Fund has not previously been a party to a tax-free reorganization under the Code within the preceding twelve months. No Target Fund is under the jurisdiction of a court in a bankruptcy case under Title 11 of the United States Code or similar case within the meaning of Code section 368(a)(3)(A).
(n) All of the issued and outstanding shares of the Target Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into the Target Fund’s shares.
(o) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Directors of the Fund, on behalf of the Target Fund, and, subject to the approval of the shareholders of the Target Fund, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
(p) The N-14 Registration Statement (as defined in paragraph 5.5), insofar as it relates to the Target Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.
4.2. Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Target Fund in a schedule to this Agreement, the Fund, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:
(a) The Acquiring Fund is a duly established series of the Fund, which is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation and By-Laws to own all of its properties and assets and to carry on its business as it is presently conducted.

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(b) The Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect.
(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.
(d) The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund and the prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(e) The Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Maryland law or a material violation of the Fund’s Articles of Incorporation and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.
(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.
(g) The Statements of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedules of Investments of the Acquiring Fund included in the Acquiring Fund’s most recent annual report to shareholders have been audited by Cohen & Company, Ltd., independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of the dates thereof in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP that are not disclosed therein.
(h) Since the date of the Acquiring Fund’s most recent annual report to shareholders, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Target Fund in writing. For purposes of this subsection (h), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.
(i) At the Effective Time, all issued and outstanding shares of the Acquiring Fund will be duly and validly issued and outstanding, fully paid and non-assessable by the Fund and will be offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase the Acquiring Fund Shares, nor is there any outstanding security convertible into the Acquiring Fund Shares.
(j) At the end of its first taxable year since the commencement of operations, the Acquiring Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code. The Acquiring Fund

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has met the requirements of Subchapter M of Subtitle A, Chapter 1, of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of the taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date.
(k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Board of Directors of the Fund, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
(l) The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws.
(m) The N-14 Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subsection (k) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.
5.	COVENANTS AND AGREEMENTS
5.1. Conduct of Business. The Target Fund will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.
5.2. No Distribution of Acquiring Fund Shares. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.3. Information. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund may reasonably request concerning the beneficial ownership of the Target Fund Shares.
5.4. Other Necessary Action. Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund shall take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.5. N-14 Registration Statement. The Target Fund will provide the Acquiring Fund with information regarding the Target Fund, and the Acquiring Fund will provide the Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include an information statement/prospectus relating to the approval of the Reorganization (the “N-14 Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.
5.6. Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received in the Reorganization.
5.7. Best Efforts. The Acquiring Fund and the Target Fund shall use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as practicable.

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5.8. Other Instruments. The Target Fund and the Acquiring Fund covenant that they will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.
5.9. Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.
5.10. Indemnification. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Target Fund’s current and former Directors and officers, acting in their capacities as such, under the Fund’s Articles of Incorporation and By-Laws as in effect on the date of this Agreement shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without amendment thereto, and shall constitute rights that may be asserted against the Acquiring Fund and its successors or assigns.
6.	CONDITIONS PRECEDENT
6.1. Conditions Precedent to Obligations of the Target Fund. The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at the Fund’s election, on behalf of the Target Fund, to the following conditions:
(a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.
(b) The Fund shall have delivered to the Target Fund a certificate executed in the name of the Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund, and dated as of the Effective Time, to the effect that the representations and warranties of the Fund, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.
(c) The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.
(d) The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 2.3.
6.2. Conditions Precedent to Obligations of the Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Fund’s election, to the following conditions:
(a) All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.
(b) The Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s Assets and Liabilities, as of the Effective Time, prepared in accordance with GAAP and certified by the Treasurer of the Fund.
(c) The Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the

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Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Target Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.
(d) The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund, on or before the Effective Time.
(e) The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 2.3.
6.3. Other Conditions Precedent. If any of the conditions set forth in this Section 6.3 have not been satisfied on or before the Effective Time, the Target Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.
(a) The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Directors of the Fund and (ii) the shareholders of the Target Fund, to the extent required by applicable law, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Fund, on behalf of the Target Fund, nor the Fund, on behalf of the Acquiring Fund, may waive the conditions set forth in Section 6.3(a).
(b) At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
(c) All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.
(d) The Fund shall have received an opinion of Faegre Drinker Biddle & Reath LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:
(i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code with respect to the Target Fund and the Acquiring Fund, and each such fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the Target Fund (a) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption of the liabilities of the Target Fund or (b) upon the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund;
(iii) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund in exchange for the Acquiring Fund Shares and the assumption of the liabilities of the Target Fund;
(iv) the tax basis in the hands of the Acquiring Fund of the asset of the Target Fund transferred to the Acquiring Fund in a Reorganization will be the same as the basis of that asset in the hands of the Target Fund immediately before the transfer;
(v) the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Target Fund;
(vi) no gain or loss will be recognized by shareholders of the Target Fund upon their receipt of Acquiring Fund Shares in the Reorganization;
(vii) the aggregate tax basis of the Acquiring Fund Shares received by the shareholder of the Target Fund will equal the aggregate tax basis of the Target Fund Shares surrendered in exchange therefor;

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(viii) the holding period of the Acquiring Fund Shares received by shareholders of the Target Fund will include the holding period of the Target Fund Shares surrendered in exchange therefor, provided that the Target Fund Shares are held by that shareholder as capital assets on the date of the exchange; and
(ix) the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.
Such opinion shall be based on customary assumptions, limitations and such representations as Faegre Drinker Biddle & Reath LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as may be agreed upon by counsel for the Target Fund and Acquiring Fund as being appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 6.3(d).
6.4. State Street Bank and Trust Company (“SSB”) shall have delivered such documents as set forth in Section 3.2.
6.5. The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in Section 3.3.
6.6. The Acquiring Fund shall have issued and delivered to the Secretary of the Fund the confirmation as set forth in Section 3.3.
6.7. Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.
7.	INDEMNIFICATION
7.1. Indemnification by the Acquiring Fund. The Fund, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Target Fund, and its Directors, officers, employees and agents (the “Target Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s Directors, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Target Fund or its Directors, officers, employees or agents.
7.2. Indemnification by the Target Fund. The Fund, solely out of the Target Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its Directors, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Target Fund or the Target Fund’s Directors, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its Directors, officers, employees or agents.
7.3. Liability of the Fund. The parties understand and agree that the obligations of any Target Fund under this Agreement shall not be binding upon any Director, shareholder, nominee, officer, agent or employee of the Fund personally, but shall bind only the assets and property of the Target Fund. Moreover, all persons shall look only to the

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assets of the Target Fund to satisfy the obligations of such Target Fund hereunder. The parties acknowledge that this Agreement is executed by the Fund on behalf of the applicable series and that the obligations of the Target Fund and Acquiring Fund hereunder are not binding upon any other series of the Fund.
8.	BROKERAGE FEES AND EXPENSES
8.1. No Broker or Finder Fees. The Acquiring Fund and the Target Fund represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
8.2. Expenses of Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by Glenmede Investment Management LP. The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the 1940 Act; preparing, printing and distributing the N-14 Registration Statement and prospectus supplements of the Target Fund relating to the Reorganization; expenses of obtaining the shareholder approval with respect to the Target Fund, and winding down the operations and terminating the existence of the Target Fund; legal fees of counsel to the Target Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the N-14 Registration Statement; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.
9.	AMENDMENTS AND TERMINATION
9.1. Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Fund, on behalf of the Target Fund or the Acquiring Fund.
9.2. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Directors of the Fund, make proceeding with the Agreement inadvisable.
10.	NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:
If to the Fund:
The Glenmede Fund, Inc.
1650 Market Street, Suite 4000
Philadelphia, PA 19103
Attention: Elizabeth Eldridge
With copies (which shall not constitute notice) to:
Faegre Drinker Biddle & Reath LLP
1177 Avenue of Americas, 43rd Floor
New York, NY 10036
Attention: Joshua L. Lindauer

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11.	MISCELLANEOUS
11.1. Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.
11.2. Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Target Fund and Acquiring Fund contained in Sections 7.1 and 7.2, shall survive the Closing.
11.3. Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
11.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.
11.5. Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
11.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.
THE GLENMEDE FUND, INC.
on behalf of the Target Fund and the Acquiring Fund

By:
Name:
Title:

GLENMEDE INVESTMENT MANAGEMENT, LP
(Solely for purposes of Paragraph 8.2)

By:
Name:
Title:

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PART B

THE GLENMEDE FUND, INC.

on behalf of its Series:

disciplined U.S. equity INCOME Portfolio

(The “Destination Portfolio”)

1650 Market Street

Suite 4000

Philadelphia, PA 19103

1-215-419-6662

STATEMENT OF ADDITIONAL INFORMATION

DATED November 10, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Information Statement and Prospectus dated November 10, 2026 (the “Information Statement/Prospectus”), which relates to shares of the Destination Portfolio to be issued in exchange for shares of Equity Income Portfolio (the “Target Portfolio”) (the “Reorganization”), as shown below. Please retain this SAI for further reference.

To obtain a copy of the Information Statement/Prospectus, free of charge, please write to the Destination Portfolio at the address set forth above or call the Destination Portfolio at the number set forth above.

The following table indicates (a) the Target Portfolio and Destination Portfolio involved in the Reorganization, and (b) the corresponding Destination Portfolio shares that the Target Portfolio shareholders will receive.

Target Portfolio	Destination Portfolio
Equity Income Portfolio	Disciplined U.S. Equity Income Portfolio
1

INTRODUCTION	3
DOCUMENTS INCORPORATED BY REFERENCE	3
SUPPLEMENTAL FINANCIAL INFORMATION	3
2

Back to Table of Contents

INTRODUCTION

This SAI is intended to supplement the Information Statement/Prospectus relating specifically to the proposed transfer of all of the assets of the Target Portfolio to, and the assumption of the liabilities of the Target Portfolio by, the Destination Portfolio in exchange for shares of the Destination Portfolio as shown in the table on the cover page of this SAI.

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1. The Portfolios’ Statement of Additional Information dated February 28, 2026, as filed with the SEC on February 25, 2026 (File Nos. 811-05577 and 33-22884; Accession No. 0001133228-26-002148), as may be further supplemented, is incorporated herein by reference.

2. The Portfolios’ Annual Report for the fiscal year ended October 31, 2025 (File No. 811-05577), as filed with the SEC on December 30, 2025 (Accession No. 0001133228-25-014285) is incorporated herein by reference.

3. The Portfolios’ Semi-Annual Report for the fiscal period ended April 30, 2026 (File No. 811-05577), as filed with the SEC on June 26, 2026 (Accession No. 0001133228-26-009677) is incorporated herein by reference.

SUPPLEMENTAL FINANCIAL INFORMATION

The information under this section is intended to comply with the requirements of Rule 6-11 under Regulation S-X. Rule 6-11(d)(2) requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Destination Portfolio are not included in this SAI.

A table showing the fees of the Target Portfolio and the fees and expenses of the Destination Portfolio on a pro forma basis after giving effect to the Reorganization is included under “The Portfolios’ Fees and Expenses” in the Information Statement.

The Reorganization will not result in a material change to the Target Portfolio’s investment portfolio due to the investment restrictions of the Destination Portfolio. In particular, each security held by the Target Portfolio is eligible to be held by the Destination Portfolio. As a result, a schedule of investments of the Target Portfolio modified to show the effects of any such change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Portfolio’s portfolio in advance of the Reorganization and/or the Destination Portfolio’s portfolio following the Reorganization.

There are no material differences in the accounting policies of the Target Portfolio as compared to those of the Destination Portfolio.

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